                                                                   EXHIBIT 10.3




                                SECOND AMENDMENT


                 SECOND AMENDMENT (this "Amendment"), dated as of September 26, 1997, among CAPSTAR BROADCASTING CORPORATION, a Delaware corporation ("Parent"), CAPSTAR BROADCASTING PARTNERS, INC., a Delaware corporation ("Holdings"), CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (the "Borrower"), the lenders party to the Amended and Restated Credit Agreement referred to below (the "Banks"), BANKBOSTON, N.A., as Managing Agent (in such capacity, the "Managing Agent"), NATIONSBANK OF TEXAS, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), THE BANK OF NEW YORK, as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, Parent, Holdings, the Borrower, the Banks, the Managing Agent, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of February 20, 1997 and amended and restated as of August 12, 1997 (as amended, modified or supplemented from time to time to the date hereof, the "Amended and Restated Credit Agreement"); and

                 WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as provided herein;

                 NOW, THEREFORE, it is agreed:

I.       Amendments and Modifications to Amended and Restated Credit Agreement

         1. Section 8.03(xi) of the Amended and Restated Credit Agreement is hereby amended by deleting the text "Section 8.05(xix)" appearing therein and inserting the text "Sections 8.05(xix) and 8.05(xxi) in lieu thereof".

         2. Section 8.05(xxi) of the Amended and Restated Credit Agreement is hereby deleted in its entirety and the following new Section 8.05(xxi) is hereby inserted in lieu thereof:

                 "(xxi) Parent may make a loan to Flagship Broadcasting Corporation in connection with the RKZ Disposition so long as (v) no Default or Event of Default then exists or would result therefrom, (w) the aggregate outstanding principal amount of the loan made pursuant to this clause (xxi) shall not exceed $3,138,000 (determined without regard to any write-downs or write-offs of such loan), (x) the loan shall be evidenced by a promissory note in form and substance reasonably satisfactory to the Administrative Agent, (y) such promissory note shall be pledged to the Collateral Agent pursuant to the Pledge Agreement and (z) any interest payments or any prepayments or repayments of principal recovered in respect of such promissory note shall be immediately contributed (directly or indirectly) to the capital of the Borrower and the Borrower shall promptly use such proceeds to repay outstanding Revolving Loans (without a corresponding reduction to the Total Revolving Loan Commitment);"

         3.      The definition of "RKZ Asset Purchase Agreement" appearing in
Section 10.01 of the Amended and Restated Credit Agreement is hereby amended by deleting the reference to the date "June 3, 1997" appearing therein and inserting the date "July 7, 1997" in lieu thereof.


II.      Miscellaneous Provisions

         1. In order to induce the Banks to enter into this Amendment, each of Parent, Holdings and the Borrower hereby represents and warrants that:

                 (a) no Default or Event of Default exists as of the Second Amendment Effective Date (as hereinafter defined), both before and after giving effect to this Amendment; and

                 (b) all of the representations and warranties contained in the Amended and Restated Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Second Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of Parent, Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

         6. From and after the Second Amendment Effective Date, all references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                             CAPSTAR BROADCASTING CORPORATION


                                             By /s/
                                                --------------------------------
                                                Title:

                                             CAPSTAR BROADCASTING
                                               PARTNERS, INC.


                                             By /s/
                                                --------------------------------
                                                Title:


                                             CAPSTAR RADIO BROADCASTING
                                               PARTNERS, INC.


                                             By /s/
                                                --------------------------------
                                                Title:


                                             BANKERS TRUST COMPANY,
                                             Individually and as Administrative
                                                Agent


                                             By /s/
                                                --------------------------------
                                                Title:

                                             BANKBOSTON, N.A.,
                                             Individually and as Managing Agent

                                             By /s/
                                                -----------------------------
                                                Title:


                                             NATIONSBANK OF TEXAS, N.A.,
                                             Individually and as
                                               Syndication Agent

                                            By /s/
                                               ------------------------------
                                               Title:


                                             THE BANK OF NEW YORK,
                                             Individually and as Documentation
                                               Agent

                                            By /s/
                                               ------------------------------
                                               Title: